SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549





                                    FORM 8-K





                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  January 15, 2004



                                   INYX, INC.

             (Exact name of registrant as specified in its charter)



Nevada                                333-83152              75-2870720
------                                ---------              ----------
(State or other jurisdiction         (Commission             (I.R.S. Employer
      of incorporation)              File Number)            Identification No.)



                825 Third Avenue, 40th Floor, New York, NY 10022
               (Address of principal executive offices) (Zip Code)
       Registrant's telephone number, including area code: (212) 838-1111

Item 5.      Other Events.

         Effective January 15, 2004, Registrant has relocated its office from Miami, Florida, to 825 Third Avenue, 40th Floor, New York, NY 10022, telephone
(212) 838-1111, fax (212) 838-0060.

                                   SIGNATURES

         Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   INYX, INC.



                                                   By:    /s/ Jack Kachkar
                                                       -------------------------
                                                       Jack Kachkar, Chairman

Dated:       January 24, 2004